VIRTUS KAR Small-Mid Cap Core Fund
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2021
($ reported in thousands)
	Shares	Value
Common Stocks—95.2%
Consumer Discretionary—17.1%
Bright Horizons Family Solutions, Inc.(1)	243,356	$ 30,634
Pool Corp.	136,653	77,346
Rollins, Inc.	697,700	23,868
SiteOne Landscape Supply, Inc.(1)	310,588	75,249
Thor Industries, Inc.	420,035	43,587
		250,684

Financials—13.6%
Berkley (W.R.) Corp.	583,619	48,084
Interactive Brokers Group, Inc. Class A	532,611	42,300
LPL Financial Holdings, Inc.	280,019	44,828
MSCI, Inc. Class A	103,938	63,682
		198,894

Health Care—12.8%
Charles River Laboratories International, Inc.(1)	197,604	74,453
Chemed Corp.	60,817	32,175
Cooper Cos., Inc. (The)	122,852	51,468
Elanco Animal Health, Inc.(1)	1,009,022	28,636
		186,732

Industrials—20.2%
Allegion plc	308,017	40,794
Copart, Inc.(1)	331,488	50,260
Equifax, Inc.	195,344	57,195
Exponent, Inc.	253,231	29,560
Fair Isaac Corp.(1)	49,653	21,533
Lennox International, Inc.	129,848	42,117
Nordson Corp.	209,053	53,365
		294,824

Information Technology—26.8%
ANSYS, Inc.(1)	81,196	32,569
Aspen Technology, Inc.(1)	229,519	34,933
Bentley Systems, Inc. Class B	903,285	43,656
CDW Corp.	292,766	59,952
	Shares	Value

Information Technology—continued
Duck Creek Technologies, Inc.(1)	564,332	$ 16,992
Jack Henry & Associates, Inc.	157,792	26,350
Teledyne Technologies, Inc.(1)	46,959	20,516
Teradyne, Inc.	420,024	68,686
Zebra Technologies Corp. Class A(1)	147,365	87,712
		391,366

Materials—4.7%
Scotts Miracle-Gro Co. (The)	424,511	68,346
Total Common Stocks (Identified Cost $1,077,321)		1,390,846

Total Long-Term Investments—95.2% (Identified Cost $1,077,321)		1,390,846

Short-Term Investment—4.5%
Money Market Mutual Fund—4.5%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(2)	65,833,778	65,834
Total Short-Term Investment (Identified Cost $65,834)		65,834

TOTAL INVESTMENTS—99.7% (Identified Cost $1,143,155)		$1,456,680
Other assets and liabilities, net—0.3%		4,661
NET ASSETS—100.0%		$1,461,341

Abbreviation:
MSCI	Morgan Stanley Capital International

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
The following table summarizes the market value of the Fund’s investments as of December 31, 2021, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at December 31, 2021	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$1,390,846	$1,390,846
Money Market Mutual Fund	65,834	65,834
Total Investments	$1,456,680	$1,456,680
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2021.
There were no transfers into or out of Level 3 related to securities held at December 31, 2021.
See Notes to Schedule of Investments

VIRTUS KAR SMALL-MID CAP CORE FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2021
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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